EXHIBITS TO BE FILED BY EDGAR

(c) 1. Merger Agreement, dated August 8, 2000, between FirstEnergy Corp. and GPU, Inc. (exclusive of schedules).

(c) 2. GPU News Release (FirstEnergy Corp. and GPU, Inc. Announce Merger), dated August 8, 2000.

(c) 3.    GPU  News  Release  (GPU,   AmerGen  Complete  Sale  of  Oyster  Creek
          Facility), dated August 8, 2000.